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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 29, 1998
                Date of earliest event reported: April 14, 1998





                       CHADMOORE WIRELESS GROUP, INC.
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             (Exact name of registrant as specified in its charter)




             Colorado                             0-20999                           84-1058165
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   (State or other jurisdiction                 (Commission                        (IRS Employer
         of incorporation)                     File Number)                     Identification No.)



               2875 E. Patrick Lane, Suite G                                            89120
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          (Address of principal executive offices)                                   (Zip Code)



Registrant's telephone number, including area code:               (702) 740-5633


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        (Former name or former address, if changed since last report.)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements

                 None.

         (b)     Exhibits

                 None.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         (a) On December 23, 1997, Registrant concluded a private placement conducted in accordance with Regulation S ("Regulation S") of the Securities Act of 1933, as amended. In such placement Registrant sold (i) 219,000 shares of Series B Convertible Preferred Stock (the "Preferred Stock") and (ii) warrants ("Warrants") to purchase 300,000 shares of the Registrant's common stock ("Common Stock"). The offering, the terms of the Preferred Stock, the terms of conversion, and the terms of the Warrants are described in Registrant's Current Report on Form 8-K filed with the SEC on February 24, 1998. Item 9, subparagraph (a) of the Current Report filed February 24, 1998, is incorporated by reference herein.

         (b) With respect to the conversion of its Series B 8% Convertible Preferred Stock ("Preferred Shares") described in subparagraph (a) above, the Registrant authorized the issuance of shares of its common stock as follows:

                 On April 14, 1998, a Holder converted 2,000 Preferred Shares, at the conversion rate of $0.486 per share and was issued 41,152 Conversion Shares and 1,010 Dividend Shares, respectively.

                 On April 15, 1998, a Holder converted 1,500 Preferred Shares, at the conversion rate of $0.486 per share and was issued 30,864 Conversion Shares and 764 Dividend Shares, respectively.

                 On April 16, 1998, a Holder converted 1,000 Preferred Shares, at the conversion rate of $0.484 per share and was issued 20,661 Conversion Shares and 516 Dividend Shares, respectively.

                 On April 22, 1998, a Holder converted 1,000 Preferred Shares, at the conversion rate of $0.462 per share and was issued 21,645 Conversion Shares and 569 Dividend Shares, respectively.

                 On April 23, 1998, three Holders converted an aggregate 5,575 Preferred Shares, at the conversion rate of $0.456 per share and were issued an aggregate 122,259 Conversion Shares and an aggregate 3,242 Dividend Shares, respectively.

                 On April 24, 1998, four Holders converted an aggregate 10,000 Preferred Shares, at the conversion rate of $0.46 per share and were issued an aggregate 217,390 Conversion Shares and an aggregate 5,814 Dividend Shares, respectively.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHADMOORE WIRELESS GROUP, INC.



                                   By:  /s/ Robert W. Moore
                                        ------------------------------------
                                        Robert W. Moore, President

Date: April 29, 1998





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